UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2007

SONTRA MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-23017 (Commission File No.)	41-1649949 (IRS Employer Identification No.)

10 Forge Parkway

Franklin, Massachusetts 02038

(Address of principal executive offices) (Zip Code)

(508) 553-8850

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 10, 2007, Brian Sullivan informed Sontra Medical Corporation (the “Company”) that, due to other commitments, he will not stand for re-election at the Company’s 2007 Annual Meeting of Shareholders scheduled for May 22, 2007. Mr. Sullivan intends to serve the remainder of his appointment as a director through the date of the 2007 Annual Meeting of Shareholders.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sontra Medical Corporation

Date: May 14, 2007

By:  /s/  Harry G. Mitchell

        Harry G. Mitchell

        Interim Chief Executive Officer,

        Chief Financial Officer and Treasurer